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                                                                    Exhibit 10.8

                                                                  EXECUTION COPY

                    REAFFIRMATION AGREEMENT, dated as of April 18, 2005, among
               BOISE CASCADE HOLDINGS, L.L.C. ("BC HOLDINGS"), BOISE LAND & TIMBER HOLDINGS CORP. ("TIMBER HOLDINGS" and together with BC Holdings, the "HOLDING COMPANIES"), BOISE CASCADE, L.L.C. (the "BC BORROWER"), BOISE LAND & TIMBER CORP. (the "TIMBER BORROWER" and together with the BC Borrower, the "BORROWERS"), the subsidiaries of the BC Borrower and the Timber Borrower identified on Schedule I hereto (together with the Holding Companies and the Borrower, the "REAFFIRMING PARTIES") and JPMORGAN CHASE BANK, N.A. ("JPMCB"), as Administrative Agent and Collateral Agent under the Restated Credit Agreement referred to below.

          WHEREAS, the Holding Companies, the Borrowers, the Lenders party thereto, and JPMCB have entered into an Amendment and Restatement Agreement dated as of April 18, 2005 (the "AMENDMENT AND RESTATEMENT AGREEMENT"), which provides for the amendment and restatement of the Credit Agreement dated as of October 29, 2004 (as in effect prior to such amendment and restatement, the "EXISTING CREDIT AGREEMENT", and as amended and restated pursuant to the Amendment and Restatement Agreement, the "RESTATED CREDIT AGREEMENT"), among the Holding Companies, the Borrowers, the Lenders from time to time party thereto and JPMCB, as Administrative Agent;

          WHEREAS, each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned in the Restated Credit Agreement);

          WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct or indirect benefits as a result of the consummation of the transactions contemplated by the Amendment and Restatement Agreement; and

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment and Restatement Agreement;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                     REAFFIRMATION/AMENDMENT AND RESTATEMENT

          SECTION 1.01. REAFFIRMATION. (a) Each of the Reaffirming Parties hereby consents to the Amendment and Restatement Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security

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Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Amendment and Restatement Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Restated Credit Agreement.

          (b) Each of the Reaffirming Parties hereby confirms and agrees that the obligations of the BC Borrower in respect of the Tranche D Term Loans constitute Obligations under each of the Security Documents.

          SECTION 1.02. AMENDMENT AND RESTATEMENT. On and after the effectiveness of the Amendment and Restatement Agreement, each reference in each Security Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Restated Credit Agreement as such agreement may be amended, modified or supplemented and in effect from time to time.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Each Reaffirming Party hereby represents and warrants that:

          SECTION 2.01. ORGANIZATION. Such Reaffirming Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          SECTION 2.02. AUTHORITY; ENFORCEABILITY. Such Reaffirming Party has the power and authority to execute and deliver this Agreement and has taken all necessary action to authorize the execution and delivery by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 2.03. SECURITY DOCUMENTS. The representations and warranties of such Reaffirming Party contained in each Security Document to which it is a party are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).

                                   ARTICLE III

                                  MISCELLANEOUS

          SECTION 3.01. NOTICES. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in
Section 9.01 of the Restated Credit Agreement; PROVIDED that, for this purpose, the

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address of each Reaffirming Party shall be the one specified for each Borrower under the Restated Credit Agreement.

          SECTION 3.02. LOAN DOCUMENT. This Agreement shall constitute a Loan Document.

          SECTION 3.03. PROVISIONS APPLICABLE TO THIS AGREEMENT. Sections 1.03, 9.06, 9.07, 9.09, 9.10 and 9.11 of the Restated Credit Agreement shall be applicable to this Agreement as though set forth herein, MUTATIS MUTANTIS.

          SECTION 3.04. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 3.05. NO NOVATION. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment and Restatement Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment and Restatement Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of the Holding Companies, the Borrowers or any Subsidiary Loan Party under any Loan Document from any of its obligations and liabilities as a "Holding Company", a "Borrower", a "Subsidiary Loan Party", a "Pledgor" or a "Grantor" under any of the Loan Documents.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, each Reaffirming Party and JPMCB, as
Administrative Agent, have caused this Agreement to be duly executed and delivered as of the date first above written.

                                   BOISE CASCADE HOLDINGS, L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE LAND & TIMBER HOLDINGS
                                   CORP.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE CASCADE, L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE LAND & TIMBER CORP.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

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                                   BOISE BUILDING SOLUTIONS
                                   DISTRIBUTION, L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE BUILDING SOLUTIONS
                                   MANUFACTURING HOLDINGS CORP.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE BUILDING SOLUTIONS
                                   MANUFACTURING, L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE CASCADE AVIATION, L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE CASCADE FINANCE
                                   CORPORATION,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

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                                   BOISE CASCADE TRANSPORTATION
                                   HOLDINGS CORP.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE PACKAGING & NEWSPRINT,
                                   L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE WHITE PAPER, L.L.C.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BOISE WHITE PAPER HOLDINGS
                                   CORP.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BC CHILE INVESTMENT
                                   CORPORATION,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BC BRAZIL INVESTMENT
                                   CORPORATION,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

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                                   MINNESOTA, DAKOTA & WESTERN
                                   RAILWAY COMPANY,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   INTERNATIONAL FALLS POWER
                                   COMPANY,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   BC CHINA CORPORATION,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

                                   B C T, INC.,

                                      By /s/ Wayne Rancourt
                                         ---------------------------------
                                         Name: WAYNE RANCOURT
                                         Title: VICE PRESIDENT AND TREASURER

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                                   JPMORGAN CHASE BANK, N.A., AS
                                   ADMINISTRATIVE AGENT,

                                      By /s/ Robert Anastasto
                                         ---------------------------------
                                         Name: Robert Anastasto
                                         Title: Vice President

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